Exhibit 99.2

Attachment A

Item 4: Description of the due diligence performed

FIGRE 2023-HE1a2

(1) Type of assets that were reviewed.

Digital Risk, LLC (“Digital Risk”) performed certain due diligence services described below on newly originated residential mortgage loans, in connection with the securitization identified as FIGRE 2023-HE1a2 (the “Securitization”).

(2) Sample size of the assets reviewed.

The review consisted of a sample population of 778 loans.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Digital Risk’s client (as identified by Item 2).

(4) Quality or integrity of information or data about the assets: review and methodology.

Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Digital Risk performed a Credit Guideline review. The Credit Guideline review relies on data provided by a third party vendor engaged by the Client instead of re-verifying such data in borrower source documents. KBRA has reviewed both Digital Risk’s and the Client’s process and permitted Digital Risk to assign securitization grades as defined by the KBRA criteria.

1.	Credit and Property Guideline Adherence

a)

Using data received from Client, Digital Risk will confirm that credit and property attributes conform to Figure’s guideline requirements for each borrower and that the borrower’s credit profile adhered to the guidelines

i.	FICO/LTV/LIEN/Occupancy Matrix Adherence

ii.	Income, Debt and DTI calculation.

●

Income will be re-calculated based off final annual net income provided in the raw data from spreadsheets which has been derived from PointServ for paystubs and tax transcripts; and from Plaid for bank statement deposits and asset depletion. Gross-up factors identified in guidelines will be checked and confirmed in final verification for final grossed up income used at origination.

●	Debt will be recalculated using raw data from the data extract

●	The income and debt data will be used to determine if the applicant qualifies per the guideline credit eligibility criteria.

●	DTI will be recalculated with the income and debt data to determine the DTI meets the guideline requirements.

●

No Income Documents will be utilized in the re-calculations but rather confirming the final annual net income data from the source documents for Plaid originated loans. Income documents will be reviewed in cases they are in the file to confirm overall monthly income aligns to the income used at origination.

2.	Credit Report data review:

a)	Digital Risk will review Credit Report data received from client to ensure that the items listed fit within the guidelines/Matrices:

i.	Mortgage Late payments, Collection accounts, overall total inquiries, Bankruptcies and foreclosures.

ii.	Credit score will be used to determine the maximum allowable loan amount per guidelines.

3.	Title Search, or raw data provided by Client.

a)	The lien position (first or junior) is determined through review of data provided by Client.

b)	DR will review this data, in conjunction with the Figure decisioning algorithms to re-calculate the lien balances.

4.	AVM Valuation:

a)	DR will review raw data AVM outputs / data to ensure that Figure has complied with its valuation criteria outlined in their guidelines.

5.	Review Closing Documents

a)	Review security document and Note/HELOC Agreement to ensure the Loan was closed in accordance with approval and with all required signatures.

6.	Second layer Review

a)	Digital risk randomly selected 5 loans to compare the JSON raw data against the data Figure provided for income used at origination to ensure accuracy.

(6) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below including 1026.6, 1026.15 and 1026.40.

Rescission
a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) business day rescission period; and
f.

any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

3.	Other Provisions

a.	Texas:
i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
b.	Fed/State/Local Predatory Lending:
i.

The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:
i.	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

4.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:
b.	Technical formatting of disclosures.
c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
e.	Whether any fee is a “bona fide” fee for third-party services
f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

(7) Other: review and methodology.

N/A

Attachment B

Item 5: Summary of findings and conclusions of review

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample

Event Grade A	715	$53,752,559.07	91.90%

Event Grade B	57	$4,136,833.93	7.33%

Event Grade C	6	$743,743.56	0.77%

Event Grade D	0	$0.00	0.00%

Total Sample	778	$58,633,136.56	100.00%

Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample

Event Grade A	723	$54,593,158.63	92.93%

Event Grade B	55	$4,039,977.93	7.07%

Event Grade C	0	$0.00	0.00%

Event Grade D	0	$0.00	0.00%

Total Sample	778	$58,633,136.56	100.00%

Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample

Event Grade A	770	$57,792,537.00	98.97%

Event Grade B	2	$96,856.00	0.26%

Event Grade C	6	$743,743.56	0.77%

Event Grade D	0	$0.00	0.00%

Total Sample	778	$58,633,136.56	100.00%

Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample

Event Grade A	0		#DIV/0!

Event Grade B	0		#DIV/0!

Event Grade C	0		#DIV/0!

Event Grade D	0		#DIV/0!

Total Sample	0		#DIV/0!

Event Grade Definitions

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The client provided data for employment, income, assets and occupancy are supported and justifiable.
B

The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The client provided data for employment, income, assets and occupancy are supported and justifiable.

C

The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The Loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties.
B

The Loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties. Client review required.

C

The Loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon Loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The Secondary AVM value is supported within 10% of the original AVM provided at origination. The appraisal was performed on an “as-is” basis and the property is complete and habitable.
B

The Secondary AVM value is supported within 10% of the original AVM provided at origination. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.

C

The Secondary AVM value is not supported within 10% of the original AVM provided at origination. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs.

D	The data provided was missing the AVM value or there was not sufficient data provided on the AVM to perform a review.

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B

The Loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit , is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The Loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.